                                                                    Exhibit 10.1

                 WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT


     WAIVER AND AMENDMENT NO. 3, dated as of September 14, 1999 (this "Waiver and Amendment"), to the CREDIT AGREEMENT, dated as of May 21, 1998 (the "Credit Agreement"), among Apogee Enterprises, Inc., a Minnesota corporation (the "Borrower"), each of the lenders from time to time parties thereto (collectively, the "Lenders"), and The Bank of New York, as L/C Issuer, Administrative Agent for the Lenders and Swing Line Lender, as such Credit Agreement was amended by AMENDMENT NO. 1, dated July 22, 1998, and CONDITIONAL WAIVER AND AMENDMENT NO. 2, dated November 10, 1998.

                                    RECITALS
                                    --------

     A. The Borrower, in connection with the sale of certain of its subsidiaries, Harmon, Ltd. to CH Holdings, Inc. and Norment Industries, Inc. and Norshield Corporation to Compudyne Corporation, has purchased or will purchase shares of its capital stock from its pension plans to facilitate the transfer of the assets of such pension plans which relate to such subsidiaries to the respective pension plans of Compudyne Corporation and CH Holdings, Inc.

     B. The Credit Agreement places certain restrictions on the Borrower's ability to purchase its capital stock.

     C. The Lenders desire to waive these restrictions to the Credit Agreement with respect the abovementioned stock purchases.

     D. In addition, the parties desire to make certain amendments to the Credit Agreement related to the purchase, redemption or other retirement by Borrower of its capital stock in general.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. Amendments.

          (a) Pursuant to Section 11.05 of the Credit Agreement, Section 7.02(f) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(f) Dividends and Purchase of Stock. (i) Declare any dividends (other than dividends payable in capital stock of the Borrower) on any shares of any class of its capital stock, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower, or permit any Subsidiary which is not a Wholly Owned Subsidiary so to do, unless, immediately after giving effect to such action, (A) there shall not have occurred any Default or Event of Default that is continuing and (B) the aggregate amount of such distributions during any 12-month period shall not have exceeded 110% of such aggregate amounts distributed in the 12-month period preceding such 12-month period;

          (ii) Apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the purchase, redemption or other retirement of, any shares of any class of capital stock of the Borrower, or permit any Subsidiary which is not a Wholly Owned Subsidiary so to do, or permit any Subsidiary to purchase or acquire any shares of any class of capital stock of the Borrower, unless (A) immediately after giving effect to such action, (1) there shall not have occurred any Default or Event of Default that is continuing and (2) the aggregate amount of all such payments since September 14, 1999 shall not have exceeded the lesser of (x) $25,000,000 or (y) $23,804,000 plus, after the delivery by Borrower to the Administrative Agent of an officer's certificate in the form set forth in Exhibit A, an amount equal to the difference between $50,000,000 and the Borrower's actual Capital Expenditures in the 2000 fiscal year and
     (B) any such actions occur before September 30, 2000; and

          (iii) Permit any Subsidiary to (x) issue a Guaranty or (y) enter into any agreement or instrument which by its terms restricts the ability of such Subsidiary to (A) declare or pay dividends or make similar distributions, (B) repay principal of, or pay any interest on, any Indebtedness owed to the Borrower or any Subsidiary described in Section 7.02(d)(xi)(A), (C) make payments of royalties, licensing fees and similar amounts to the Borrower or any other Subsidiary, (D) make loans or advances to the Borrower or any other Subsidiary or (E) permit the Borrower to engage in consolidated cash management consistent with its current practices.

          (b) Pursuant to Section 11.05 of the Credit Agreement, Sections 7.03(c) and (d) of the Credit Agreement shall be amended to read in their entirety as follows:

          "(c) Senior Debt/EBITDA Ratio. The Senior Debt/EBITDA Ratio to exceed the ratio specified below: Date Ratio

                    Date                                                Ratio
                    ----                                                -----

          Through September 13, 1999                                    3.75

          After September 13, 1999 through March 3, 2001                3.25

          After March 3, 2001 through March 2, 2002                     2.75

          After March 2, 2002                                           2.50;
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          (d) Debt/EBITDA Ratio. The Debt/EBITDA Ratio to exceed the ratio specified below:

                    Date                                                Ratio
                    ----                                                -----

          Through September 13, 1999                                    4.25

          After September 13, 1999 through March 3, 2001                3.50

          After March 3, 2001 through March 2, 2002                     3.00

          After March 2, 2002                                           2.75."

          Section 2. Waivers

          (a) Pursuant to Section 11.05 of the Credit Agreement, the Required Lenders hereby waive the restrictions of Section 7.02(f) of the Credit Agreement (without giving effect to the amendment herein) with respect to:

          (1) the purchase on June 30, 1999 by the Borrower of 37,088 shares of its common stock from its 401(k) and retirement plans which relate to the employees of Harmon, Ltd. (the "Harmon Pension Plans") in connection with the transfer of the assets of the Harmon Pension Plans to the 401(k) and retirement plans of CH Holdings, Inc.; and

          (2) the purchase by the Borrower of up to 22,500 shares of its common stock from its 401(k) and retirement plans which relate to the employees of Norment Industries, Inc. and Norshield Corporation (the "Norment/Norshield Pension Plans") in connection with the transfer of the assets of the Norment/Norshield Pension Plans to the 401(k) and retirement plans of Compudyne Corporation.

          (b) The purchases by the Borrower described in Section 2(a) shall not apply to the $25,000,000 limitation set forth in the proviso to Section 7.02(f)(i), as amended by Section 1 of this Waiver and Amendment.

          Section 3. Miscellaneous.

          (a) All capitalized terms not otherwise defined in this Waiver and Amendment shall have the meanings ascribed to them in the Credit Agreement.

          (b) All provisions in Article XI of the Credit Agreement shall apply to this Waiver and Amendment with equal force and effect as if restated completely herein.

          (c) Except as set forth in this Waiver and Amendment, the Credit Agreement shall remain in full force and effect without amendment, modification or waiver. Execution and delivery hereof by a Lender shall not preclude the exercise by such Lender of any rights under the Credit Agreement (as amended by Section 1 hereof).

          (d) This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

          (e) This Waiver and Amendment shall be effective on the first date as of which a counterpart hereof has been executed and delivered to the Administrative Agent under the Credit Agreement by the Borrower and the Required Lenders under the Credit Agreement.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.


                                    APOGEE ENTERPRISES, INC.

                                    By: /s/ Gary R. Johnson
                                        -------------------
                                        Name:  GARY R. JOHNSON
                                        Title: Assistant Secretary
                                               Assistant Treasurer

                                    THE BANK OF NEW YORK, as
                                    Administrative Agent, L/C Issuer and Swing
                                    Line Lender in the Credit Agreement

                                    By:  /s/ Richard  Raffetto
                                         ---------------------
                                         Name:  Richard A. Raffetto
                                         Title: Vice President

                                    LENDERS (and other Agents)
                                    --------------------------

                                    THE BANK OF NEW YORK, as a Lender in
                                    the Credit Agreement

                                    By:  /s/ Richard Raffetto
                                         --------------------
                                         Name:  Richard A. Raffetto
                                         Title: Vice President

                                    U.S. BANK NATIONAL ASSOCIATION, as
                                    Syndication Agent and a Lender in the Credit
                                    Agreement

                                    By:  /s/ Matthew A. Ross
                                         -------------------
                                         Name:  Matthew A. Ross
                                         Title: Vice President

                                    HARRIS TRUST AND SAVINGS BANK, as
                                    Documentation Agent and a Lender in the
                                    Credit Agreement

                                    By:  /s/ Andrew K. Peterson
                                         ----------------------
                                         Name:  Andrew K. Peterson
                                         Title: Managing Director

                                    THE BANK OF NOVA SCOTIA, as Co-Agent
                                    and a Lender in the Credit Agreement

                                    By:  /s/ F.C.H. Ashby
                                         ----------------
                                         Name:  F.C.H. Ashby
                                         Title: Senior Manager Loan Operations


                                    COMERICA BANK, as Co-Agent and a Lender
                                    in the Credit Agreement

                                    By:  /s/ Timothy O'Rourke
                                         --------------------
                                         Name:  Timothy O'Rourke
                                         Title: Vice President

                                    FIRSTAR BANK OF MINNESOTA, N.A., as a
                                    Lender in the Credit Agreement

                                    By:  /s/ Dennis Ruggles
                                         ------------------
                                         Name:  Dennis Ruggles
                                         Title: Vice President

                                    THE SUMITOMO BANK, LIMITED, as a
                                    Lender in the Credit Agreement

                                    By:  /s/ John H. Kemper
                                         ------------------
                                         Name:  John H. Kemper
                                         Title: Senior Vice President

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as a Lender in
                                    the Credit Agreement

                                    By:  /s/ Chad Kortgard
                                         -----------------
                                         Name:  Chad Kortgard
                                         Title: Corporate Banking Officer

                                    REGIONS BANK, as a Lender in the Credit
                                    Agreement

                                    By:  /s/ Ronald L. Miller
                                         --------------------
                                         Name:  Ronald L. Miller
                                         Title: Vice President

                                                                       Exhibit A


                            APOGEE ENTERPRISES, INC.

                              Officer's Certificate
                              ---------------------

     I, Michael Bevilacqua, the Treasurer of Apogee Enterprises, Inc. (the "Company"), in connection with the Credit Agreement, dated as of May 21, 1998 and as amended from time to time (the "Credit Agreement"), among the Company, each of the lenders from time to time parties thereto, and The Bank of New York, as L/C Issuer, Administrative Agent for the Lenders and Swing Line Lender, hereby certify that:

     (a) the Company's actual Capital Expenditures (as defined in the Credit Agreement) in the 1999 fiscal year were $81,196,000.

     (b) Annex 1 hereto contains a true and complete calculation of the Company's actual Capital Expenditures in the 1999 fiscal year based on the Borrower's audited financial statements for the fiscal year ended February 27, 1999.

     IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of September, 1999.

                                      By:  /s/ M Bevilacqua
                                           ----------------
                                           Name:  Michael Bevilacqua
                                           Title: Treasurer